2nd Quarter Earnings Slides July 31, 2014

This Presentation includes and references “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, expectations regarding refining margins, revenues, cash flows, capital expenditures, turnaround expenses and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar terms and phrases to identify forward-looking statements in this Presentation, which speak only as of the date the statements were made. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Forward Looking Statements 2

3Q 2014 Guidance 3 California Pacific Northwest Mid- Continent Throughput (mbpd) 505 - 525 175 - 185 120 - 130 Manufacturing Cost ($/bbl) $ 6.45 - 6.70 $ 3.95 - 4.20 $ 4.10 - 4.35 $ in millions Corporate/System Refining/ Logistics Depreciation $ 105/16 Corporate Expense Before Depreciation $ 60 Interest Expense Before Interest Income $ 43

Net Earnings (Loss)


$ in millions
Net Earnings (Loss)
Attributable to Tesoro Corporation
227
99
(7)
78
224
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014


$ per share
EPS (Diluted)
from Continuing Operations
1.72
0.46
(0.03)
0.59
1.70
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014

TESORO

$ in millions, except per share amounts	2Q 2013	3Q 2013	4Q 2013	1Q 2014	2Q 2014
Refining	$ 375	$ 126	$ 106	$ 183	$372
Retail	25	56	24	19	72
TLLP	20	15	22	62	50
Corporate and Unallocated Costs	(56)	(51)	(100)	(26)	(84)
Interest and Financing Costs	(33)	(47)	(41)	(77)	(41)
Other Income (Expense), Net[1]	56	22	(2)	(1)	3
Income Tax Expense	(138)	(47)	(3)	(56)	(132)
Net Earnings (Loss) from discontinued operations, net of tax[2]	(11)	35	(3)	(1)	0
Less Net Earnings Attributable to Non-Controlling Interest	(11)	(10)	(10)	(25)	16
Net Earnings (Loss) Attributable to Tesoro Corporation	$ 227	$ 99	$ (7)	$ 78	$224
EPS (Diluted) from Continuing Operations	$ 1.72	$ 0.46	$ (0.03)	$ 0.59	$1.70
EPS (Diluted) from Discontinued Operations	$ (0.08)	$ 0.26	$ (0.02)	$ (0.01)	$0

1. Represents net amount of interest income , other income (expense) and equity in earnings of equity method investments as reported.
2. On September 25, 2013, we completed the sale of all of our interest in Tesoro Hawaii, LLC, which operates the 94 mbpd Hawaii refinery, retail stations and associated logistics assets to a subsidiary of Par Petroleum Corporation. As a result, we have reflected its results of operations as discontinued operations for all periods presented, and we have excluded our Hawaii operations from the operational data presented in the tables and discussion that follow.

4

798 1,239 548 131 206 227 175 Beginning Cash Adjusted EBITDA Working Capital & Other Interest & Tax, Net Capital Expenditures & Turnaround Changes in Debt Shareholder Distributions and Buybacks Ending Cash 2Q 2014 Cash Flow 5 $ in millions 1. Reconciliations of Adjusted EBITDA, a non-GAAP financial measure, to net income and cash flows from operating activities are included in the press release issued on July 30, 2014. 1 178

Throughput by Refining Region 6 146 170 160 100 120 140 160 180 200 2Q 2013 2Q 2014 Guidance 2Q 2014 Actual MBPD Pacific Northwest 104 125 133 0 30 60 90 120 150 2Q 2013 2Q 2014 Guidance 2Q 2014 Actual MBPD Mid-Continent 374 515 523 100 200 300 400 500 600 2Q 2013 2Q 2014 Guidance 2Q 2014 Actual MBPD California

Manufacturing Cost by Refining Region 4.30 4.63 4.78 - 1.00 2.00 3.00 4.00 5.00 2Q 2013 2Q 2014 Guidance 2Q 2014 Actual $/bbl Pacific Northwest 4.31 4.18 4.14 - 1.00 2.00 3.00 4.00 5.00 2Q 2013 2Q 2014 Guidance 2Q 2014 Actual $/bbl Mid-Continent 6.11 6.63 6.66 - 2.00 4.00 6.00 8.00 2Q 2013 2Q 2014 Guidance 2Q 2014 Actual $/bbl California 7

8 EBITDA represents earnings before interest and financing costs, net, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities. (1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range. Non-GAAP Financial Measures (In millions) Unaudited Enhance Gross Margin EBITDA 2014 YTD 2014E Forecasted net earnings $ 42 $ 85 Add income tax expense 26 51 Add depreciation and amortization expense 7 14 EBITDA (1) $ 75 $ 150 (In millions) Unaudited California Synergies EBITDA 2014 YTD 2014E Forecasted net earnings $ 63 $ 105 Add income tax expense 37 63 Add depreciation and amortization expense 0 2 EBITDA (1) $ 100 $ 170 (In millions) Unaudited Business Improvements EBITDA 2014 YTD 2014E Forecasted net earnings $ 16 $ 50 Add income tax expense 9 30 Add depreciation and amortization expense 0 0 EBITDA (1) $ 25 $ 80

9 EBITDA represents earnings before interest and financing costs, net, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities. (1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range. Non-GAAP Financial Measures (In millions) Unaudited TLLP - Los Angeles Logistics Assets EBITDA First Full Year of Operations Forecasted net earnings $ 28 - 33 Add interest and financing costs, net 12 Add depreciation and amortization expense 20 EBITDA (2) $ 60 - 65 (In millions) Unaudited TLLP - West Coast Logistics Assets EBITDA Forecasted net earnings $ 20 Add interest and financing costs, net 6 Add depreciation and amortization expense 2 EBITDA (2) $ 28 (2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation